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                                    Exhibit 10

CONSENT OF INDEPENDENT AUDITORS


We consent to the reference to our firm under the caption
"Financial Statements" in Post Effective Amendment No. 10 to the Registration Statement (Form N-4 No. 33-51126) and
Amendment No. 11 to the Registration Statement (Form
N-4 No. 811-7132) and related Prospectus of National
Integrity Life Insurance Company's Separate Account II and to the use of our reports (a) dated February 10, 1998, with respect to the statutory basis financial statements of National Integrity Life Insurance Company and
(b) dated April 17, 1998, with respect to the financial statements of Separate Account II of National Integrity
Life Insurance Company, both included in the Registration
Statement (Form N-4) for 1997 filed with the Securities and Exchange Commission.

                               /s/ Ernst & Young LLP

Louisville, Kentucky
April 23, 1998